===============================================================================



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 1, 1999




                                 NOVACARE, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                        1-10875               13-3247827
(State or other jurisdiction of       (Commission file       (I.R.S. Employer
       incorporation)                     number)           Identification No.)

  1016 W. NINTH AVENUE, KING OF PRUSSIA, PA                       19406
      (Address of principal executive office)                   (Zip code)

                  Registrant's telephone number: (610) 992-7200


              (Former name, former address and former fiscal year,
                         if changed since last report.)


===============================================================================

                                  Page 1 of 12

                          Index to Exhibits on Page 11

                         NOVACARE, INC. AND SUBSIDIARIES


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         As announced on April 5, 1999, NovaCare, Inc., a Delaware corporation (the "Registrant"), and NC Resources, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant ("Resources"), entered into a Stock Purchase Agreement (the "Agreement") dated as of April 2, 1999, to sell to HPO Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Hanger Orthopedic Group, Inc., a Delaware corporation (the "Purchaser"), all of the issued and outstanding shares of the common stock of NovaCare Orthotics and Prosthetics, Inc., a Delaware corporation and wholly-owned subsidiary of Resources ("O&P"), (the "Transaction").

         The Agreement was modified by Amendment Nos. 1 and 2 to the Agreement, dated May 19, 1999 and June 30, 1999, respectively. The Transaction closed on July 1, 1999.

         Pursuant to the Agreement, as amended, the purchase price was $445.0 million, consisting of approximately $407.7 million in cash and the assumption of seller notes of $37.3 million as of June 30, 1999. In accordance with the Agreement, $15.0 million of the purchase price has been placed in escrow related to a $94.0 million working capital guaranty (as defined in the agreement) issued to the Purchaser. The final working capital amount will be determined by September 30, 1999.

         As a result of this Transaction, the Registrant will recognize a gain in the first quarter of fiscal 2000. Based on information as of March 31, 1999, the gain on the Transaction is estimated to be $57.5 million.

ITEM 7(b). PRO FORMA FINANCIAL INFORMATION.

         The following unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended March 31, 1999 and 1998 and the fiscal years ended June 30, 1998, 1997 and 1996 and unaudited Pro Forma Consolidated Balance Sheet as of March 31, 1999 ("Pro Forma Financial Information") are based on the historical consolidated financial statements of the Registrant adjusted to give effect to the disposition of the Registrant's Long-term Care Services business (as previously described in Forms 8-K and 8-K/A dated June 16, 1999 and June 29, 1999, respectively, which are herein incorporated by reference) and the Transaction. The Pro Forma Condensed Consolidated Statements of Operations have been prepared assuming the Transaction occurred as of the beginning of the respective periods presented and the Pro Forma Condensed Consolidated Balance Sheet has been prepared assuming that the Transaction occurred as of March 31, 1999.

         The Pro Forma Financial Information does not purport to present what the Registrant's results of operations or financial position would have been had the dispositions occurred as of the beginning of the respective periods or March 31, 1999, as the case may be, or to project the Registrant's results of operations or financial position for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

         The Pro Forma Financial Information should be read in conjunction with the Registrant's Consolidated Financial Statements.

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS
                                               FOR THE NINE MONTHS
                                                      ENDED
                                                 MARCH 31, 1999
                                                ADJUSTED FOR THE
                                                 DISPOSITION OF                                 PRO FORMA
                                                 LONG-TERM CARE            PRO FORMA                AS
                                                  SERVICES (a)            ADJUSTMENTS            ADJUSTED
                                               --------------------       -----------           ----------
  NET REVENUES...............................      $1,081,413            $   209,442 (b)        $  871,971
  COST OF SERVICES...........................         926,039                155,753 (b)           770,286
                                                   -----------           ---------------        -----------
       GROSS PROFIT..........................         155,374                 53,689               101,685
  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................         109,433                  8,915 (b)            96,182
                                                                               4,336 (c)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................          18,334                  4,177 (b)            14,157
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................          17,059                  5,538 (b)            11,521
  PROVISION FOR RESTRUCTURE..................          31,100                     --                31,100
                                                   -----------           ---------------        -----------
       INCOME (LOSS) FROM OPERATIONS.........         (20,552)                30,723               (51,275)
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK.........................           1,506                     --                 1,506
  INVESTMENT INCOME..........................             329                     --                   329
  INTEREST EXPENSE...........................         (28,373)                (2,209)(b)           (26,164)
  MINORITY INTEREST..........................          (2,355)                  (137)(b)            (2,218)
                                                   -----------           ---------------        -----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS BEFORE INCOME TAXES......         (49,445)                28,377               (77,822)
  INCOME TAXES...............................          (7,155)                13,078 (d)           (20,233)
                                                   -----------           ---------------        -----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS..........................      $  (42,290)           $    15,299            $  (57,589)
                                                   ===========           ===============        ===========
    INCOME (LOSS) FROM CONTINUING OPERATIONS
      PER SHARE:
       BASIC.................................      $     (.67)                                  $     (.92)
                                                   ===========                                  ===========
       ASSUMING DILUTION.....................      $     (.67)                                  $     (.92)
                                                   ===========                                  ===========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................          62,738                                       62,738
                                                   ===========                                  ===========
       ASSUMING DILUTION.....................          62,738                                       62,738
                                                   ===========                                  ===========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS
                                               FOR THE NINE MONTHS
                                                      ENDED
                                                 MARCH 31, 1998
                                                ADJUSTED FOR THE
                                                 DISPOSITION OF                                  PRO FORMA
                                                 LONG-TERM CARE               PRO FORMA              AS
                                                  SERVICES (a)               ADJUSTMENTS          ADJUSTED
                                               ------------------            -----------          --------

  NET REVENUES...............................        $726,831               $182,424 (b)          $544,407
  COST OF SERVICES...........................         602,177                137,694 (b)           464,483
                                                     ---------              ------------          ---------
        GROSS PROFIT.........................         124,654                 44,730                79,924

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................          88,306                 10,328 (b)            74,921
                                                                               3,057 (c)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................          13,678                  3,564 (b)            10,114
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................          12,766                  4,571 (b)             8,195
                                                     ---------              ------------          ---------
       INCOME (LOSS) FROM OPERATIONS.........           9,904                 23,210               (13,306)
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK.........................          38,128                    --                 38,128
  INVESTMENT INCOME..........................             415                    --                    415
  INTEREST EXPENSE...........................         (20,117)                (2,164)(b)           (17,953)
  MINORITY INTEREST..........................            (887)                   (81)(b)              (806)
                                                     ---------              ------------          ---------
       INCOME FROM CONTINUING OPERATIONS
         BEFORE INCOME TAXES.................          27,443                 20,965                 6,478
  INCOME TAXES...............................          15,831                  8,497 (d)             7,334
                                                     ---------              ------------          ---------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS..........................        $ 11,612               $ 12,468              $   (856)
                                                     =========              ============          =========
    INCOME (LOSS) FROM CONTINUING OPERATIONS
       PER SHARE:
       BASIC.................................        $    .19                                     $   (.01)
                                                     =========                                    =========
       ASSUMING DILUTION.....................        $    .18                                     $   (.01)
                                                     =========                                    =========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................          61,275                                       61,275
                                                     =========                                    =========
       ASSUMING DILUTION.....................          63,226                                       63,226
                                                     =========                                    =========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS
                                               FOR THE YEAR ENDED
                                                  JUNE 30, 1998
                                                ADJUSTED FOR THE
                                                 DISPOSITION OF                                  PRO FORMA
                                                 LONG-TERM CARE             PRO FORMA               AS
                                                  SERVICES (a)             ADJUSTMENTS            ADJUSTED
                                               ------------------          -----------           ----------
  NET REVENUES...............................       $1,037,571              $251,732 (b)           $785,839
  COST OF SERVICES...........................          857,418               186,171 (b)            671,247
                                                    -----------             ------------           ---------
        GROSS PROFIT.........................          180,153                65,561                114,592

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................          120,837                13,468 (b)            103,415
                                                                               3,954 (c)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................           18,287                 4,840 (b)             13,447
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................           17,965                 6,437 (b)             11,528
                                                    -----------             ------------           ---------
       INCOME (LOSS) FROM OPERATIONS.........           23,064                36,862                (13,798)
  GAIN FROM ISSUANCE OF
    SUBSIDIARY STOCK.........................           38,805                   --                  38,805
  INVESTMENT INCOME..........................              594                    29 (b)                565
  INTEREST EXPENSE...........................          (28,285)               (2,961)(b)            (25,324)
  MINORITY INTEREST..........................           (1,494)                 (135)(b)             (1,359)
                                                    -----------             ------------           ---------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS BEFORE INCOME TAXES......           32,684                33,795                 (1,111)
  INCOME TAXES...............................           19,924                13,596 (d)              6,328
                                                    -----------             ------------           ---------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS..........................        $  12,760              $ 20,199               $ (7,439)
                                                    ===========             ============           =========
    INCOME (LOSS) FROM CONTINUING OPERATIONS
      PER SHARE:
       BASIC.................................        $     .21                                     $   (.12)
                                                    ===========                                    =========
       ASSUMING DILUTION.....................        $     .20                                     $   (.12)
                                                    ===========                                    =========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................           61,742                                       61,742
                                                    ===========                                    =========
       ASSUMING DILUTION.....................           63,584                                       63,584
                                                    ===========                                    =========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS
                                               FOR THE YEAR ENDED
                                                  JUNE 30, 1997
                                                ADJUSTED FOR THE
                                                 DISPOSITION OF                                  PRO FORMA
                                                 LONG-TERM CARE            PRO FORMA                 AS
                                                  SERVICES (a)            ADJUSTMENTS             ADJUSTED
                                               ------------------        -------------          -----------

  NET REVENUES...............................      $  516,925            $   161,074 (b)         $  355,851
  COST OF SERVICES...........................         405,356                120,118 (b)            285,238
                                                   -----------           ---------------         -----------
        GROSS PROFIT.........................         111,569                 40,956                 70,613

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................          76,467                 10,112 (b)             63,448
                                                                               2,907 (c)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................          13,514                  2,841 (b)             10,673
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................          11,244                  3,829 (b)              7,415
                                                   -----------           ---------------         -----------
       INCOME (LOSS) FROM OPERATIONS.........          10,344                 21,267                (10,923)
  INVESTMENT INCOME..........................           1,374                      6 (b)              1,368
  INTEREST EXPENSE...........................         (15,244)                (1,476)(b)            (13,768)
  MINORITY INTEREST..........................            (236)                  (114)(b)               (122)
                                                   -----------           ---------------         -----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS BEFORE INCOME TAXES......          (3,762)                19,683                (23,445)
  INCOME TAXES...............................           2,621                  8,132 (d)             (5,511)
                                                   -----------           ---------------         -----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS..........................      $   (6,383)           $    11,551             $   (17,934)
                                                   ===========           ===============         ===========
    INCOME (LOSS) FROM CONTINUING OPERATIONS
      PER SHARE:
       BASIC.................................      $     (.10)                                   $     (.29)
                                                   ===========                                   ===========
       ASSUMING DILUTION.....................      $     (.10)                                   $     (.29)
                                                   ===========                                   ===========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................          61,031                                        61,031
                                                   ===========                                   ===========
       ASSUMING DILUTION.....................          62,455                                        62,455
                                                   ===========                                   ===========

                         NOVACARE, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1996
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               HISTORICAL RESULTS
                                               FOR THE YEAR ENDED
                                                  JUNE 30, 1996
                                                ADJUSTED FOR THE
                                                 DISPOSITION OF                                  PRO FORMA
                                                 LONG-TERM CARE             PRO FORMA                AS
                                                  SERVICES (a)             ADJUSTMENTS            ADJUSTED
                                               -------------------         -----------            ----------
  NET REVENUES...............................      $  292,653              $ 100,886 (b)          $ 191,767
  COST OF SERVICES...........................         221,600                 74,788 (b)            146,812
                                                   -----------             -------------          ----------
       GROSS PROFIT..........................          71,053                 26,098                 44,955

  SELLING, GENERAL AND
    ADMINISTRATIVE EXPENSES..................          60,698                 11,093 (b)             49,077
                                                                                 528 (c)
  PROVISION FOR UNCOLLECTIBLE
    ACCOUNTS.................................           8,097                  1,870 (b)              6,227
  AMORTIZATION OF EXCESS COST
    OF NET ASSETS ACQUIRED...................           7,607                  2,177 (b)              5,430
  PROVISION FOR RESTRUCTURE..................          13,370                  1,477 (b)              11,893
                                                   -----------             -------------          ----------
       INCOME (LOSS) FROM  OPERATIONS........         (18,719)                 8,953                (27,672)
  INVESTMENT INCOME..........................           4,849                     11 (b)              4,838
  INTEREST EXPENSE...........................         (12,536)                  (615)(b)            (11,921)
  MINORITY INTEREST..........................             (96)                  (111)(b)                 15
                                                   -----------             -------------          ----------
       INCOME (LOSS) FROM CONTINUING
          OPERATIONS BEFORE INCOME TAXES.....         (26,502)                 8,238                (34,740)
  INCOME TAXES...............................          (9,243)                 3,986 (d)            (13,229)
                                                   -----------             -------------          ----------
       INCOME (LOSS) FROM CONTINUING
         OPERATIONS..........................      $  (17,259)             $   4,252              $ (21,511)
                                                   ===========             =============          ==========
    INCOME (LOSS) FROM CONTINUING OPERATIONS
      PER SHARE:
       BASIC.................................      $     (.27)                                    $    (.34)
                                                   ===========                                    ==========
       ASSUMING DILUTION.....................      $     (.27)                                    $    (.34)
                                                   ===========                                    ==========
    WEIGHTED AVERAGE NUMBER OF
      SHARES OUTSTANDING:
       BASIC.................................          63,459                                        63,459
                                                   ===========                                    ==========
       ASSUMING DILUTION.....................          63,918                                        63,918
                                                   ===========                                    ==========

                         NOVACARE, INC. AND SUBSIDIARIES
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



(a) Amounts represent historical data as stated in the Registrant's Consolidated Financial Statements adjusted for the Registrant's disposal of its Long-term Care Services business on June 1, 1999. Amounts reflect the Pro Forma Information included in the Registrant's Current Report on Form 8-K dated June 16, 1999 as amended by Form 8-K/A dated June 29, 1999, which is herein incorporated by reference.

(b) To eliminate results of operations of the O&P business for the entire period.

(c) To eliminate support costs directly attributable to the O&P business that will not continue.

(d) To reflect the adjustment to income tax expense based on pro forma income before income taxes.

                         NOVACARE, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1999
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                           HISTORICAL
                                              AS OF
                                          MARCH 31, 1999
                                         ADJUSTED FOR THE
                                          DISPOSITION OF                                     PRO FORMA
                                          LONG-TERM CARE              PRO FORMA                 AS
                                           SERVICES (a)              ADJUSTMENTS             ADJUSTED
                                         -----------------          ------------            ----------
ASSETS
CURRENT ASSETS:
  CASH AND CASH EQUIVALENTS...........     $    23,804              $  (1,150)(b)           $  74,977
                                                                       52,323 (c)
  ACCOUNTS RECEIVABLE.................         207,492                (66,086)(b)             141,406
  INVENTORIES.........................          45,135                (45,135)(b)                  --
  INCOME TAX RECEIVABLE...............          27,809                    (67)(b)              16,192
                                                                      (11,550)(c)
  DEFERRED INCOME TAXES...............          14,580                   (783)(b)              13,797
  OTHER CURRENT ASSETS................          23,650                 (6,262)(b)              32,388
                                                                       15,000 (c)
  NET ASSETS OF DISCONTINUED
     OPERATIONS.......................          82,944                     --                  82,944
                                           ------------             -------------           ----------
      TOTAL CURRENT ASSETS............         425,414                (63,710)                361,704
PROPERTY AND EQUIPMENT, NET...........          62,969                (13,869)(b)              49,100
EXCESS COST OF NET ASSETS ACQUIRED,
     NET..............................         719,592               (258,033)(b)             461,559
INVESTMENTS IN JOINT VENTURES.........          15,203                     --                  15,203
OTHER ASSETS, NET.....................          32,245                 (1,752)(b)              27,568
                                                                       (2,925)(c)
                                           ------------             -------------           ----------
                                           $ 1,255,423              $(340,289)              $ 915,134
                                           ============             =============           ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  CURRENT PORTION OF FINANCING
     ARRANGEMENTS.....................     $   570,696              $ (13,164)(b)           $ 220,532
                                                                     (337,000)(c)
  ACCOUNTS PAYABLE AND ACCRUED
     EXPENSES.........................         132,143                (22,373)(b)             116,045
                                                                        6,275 (c)
                                           ------------             -------------           ----------
      TOTAL CURRENT LIABILITIES.......         702,839               (366,262)                336,577
FINANCING ARRANGEMENTS, NET OF
   CURRENT PORTION....................          55,267                (27,513)(b)              27,754
DEFERRED INCOME TAXES.................          41,684                 (3,478)(b)              38,206
OTHER.................................           6,200                   (414)(b)               5,786
                                           ------------             -------------           ----------
      TOTAL LIABILITIES...............         805,990               (397,667)                408,323
                                           ------------             -------------           ----------
MINORITY INTEREST.....................          27,501                    (80)(b)              27,421
COMMITMENTS AND CONTINGENCIES.........              --                     --                      --
SHAREHOLDERS' EQUITY:
  COMMON STOCK........................             684                     --                     684
  ADDITIONAL PAID-IN CAPITAL..........         274,285                     --                 274,285
  RETAINED EARNINGS...................         189,635                 57,458 (c)             247,093
                                           ------------             -------------           ----------
                                               464,604                 57,458                 522,062
     LESS: COMMON STOCK IN TREASURY...         (42,672)                    --                 (42,672)
                                           ------------             -------------           ----------
               TOTAL SHAREHOLDERS'
                    EQUITY............         421,932                 57,458                 479,390
                                           ------------             -------------           ----------
                                           $ 1,255,423              $(340,289)              $ 915,134
                                           ============             =============           ==========

                         NOVACARE, INC. AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


(a) Amounts represent historical data as stated in the Registrant's Consolidated Financial Statements adjusted for the Registrant's disposal of its Long-term Care Services business on June 1, 1999. Amounts reflect the Pro Forma Information included in the Registrant's Current Report on Form 8-K dated June 16, 1999 as amended by Form 8-K/A dated June 29, 1999, which is herein incorporated by reference.

(b) Adjustments to reflect the elimination of the O&P assets and liabilities that were transferred to the Purchaser as a result of the Transaction.

(c) Adjustments reflect: (i) the estimated gain of $57,458, net of estimated taxes of $11,550 and estimated transaction costs of $9,200, and (ii) estimated net proceeds from the Transaction of $404,323, of which $337,000 have been applied to Registrant's outstanding line of credit, $15,000 are assumed to be held in escrow and $52,323 have been included in cash and cash equivalents.

                         NOVACARE, INC. AND SUBSIDIARIES
                                INDEX TO EXHIBITS


  Exhibit Number           Description                                                        Page
  --------------           -----------                                                        ----

       2 (a)               Stock Purchase Agreement dated as of April 2, 1999 by
                           and among NovaCare, Inc., NC Resources, Inc., Hanger
                           Orthopedic Group, Inc. and HPO Acquisition Corp.  (The
                           exhibits and schedules to the Agreement are not filed as a part of this Current Report on Form 8-K.  A list briefly
                           identifying the contents of the omitted schedules appears
                           in the Table of Contents to the Agreement.  The Registrant
                           undertakes to furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.)

       2 (b) Amendment No. 1 to Stock Purchase Agreement made as of May 19, 1999 by and among NovaCare, Inc., NC
                           Resources, Inc., Hanger Orthopedic Group, Inc. and HPO
                           Acquisition Corp.

       2 (c) Amendment No. 2 to Stock Purchase Agreement made as of June 30, 1999 by and among NovaCare, Inc., NC
                           Resources, Inc., Hanger Orthopedic Group, Inc. and HPO
                           Acquisition Corp.

       2 (d)               Pro Forma Information contained in Current Report on Form
                           8-K as amended by Form 8-K/A (incorporated by reference
                           to Item 7 (b) of the Registrant's Current Reports on Forms
                           8-K and 8-K/A dated June 16, 1999 and June 29, 1999,
                           respectively).

       10 (a) Employment Agreement dated as of May 30, 1999 between the Company and Timothy E. Foster.

       10 (b) Employment Agreement dated as of May 30, 1999 between the Company and James W. McLane.

       10 (c) Employment Agreement dated as of May 30, 1999 between the Company and Robert E. Healy, Jr.

                         NOVACARE, INC. AND SUBSIDIARIES




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                           NOVACARE, INC.
                                                       -----------------------
                                                            (Registrant)




July 14, 1999                          By /s/ Robert E. Healy, Jr.
                                        -------------------------------------
                                             Robert E. Healy, Jr.,
                                             Senior Vice President,
                                             Finance & Administration and
                                             Chief Financial Officer





July 14, 1999                          By /s/ Barry E. Smith
                                        -------------------------------------
                                             Barry E. Smith,
                                             Vice President,
                                             Controller and
                                             Chief Accounting Officer



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